SUMMARY PROSPECTUS October 30, 2026

AB Mid Cap Value Portfolio

Ticker: Class Z– ABMVX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated October 30, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-0103-MIDV-1026

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	0.63%

Distribution and/or Service (12b-1) Fees	None

Other Expenses:
Transfer Agent	0.02%
Other Expenses	13.54%

Total Other Expenses	13.56%

Total Annual Fund Operating Expenses	14.19%

Fee Waiver and/or Expense Reimbursement(a)	(13.52)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67%

(a)

The Adviser has contractually agreed to waive fees and/or bear expenses of the Fund to the extent necessary to prevent Total Other Expenses (excluding transfer agent expenses, acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.02% of the average daily net assets for Class Z shares (“expense limitation”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Other Expenses to exceed the expense limitation. In addition, in connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. The expense limitations and waiver agreement will each remain in effect until October 31, 2027 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the expense limitations and waiver agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z
After 1 Year	$68

After 3 Years	$2,763

After 5 Years	$4,986

After 10 Years	$8,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of mid-capitalization U.S. companies. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of mid-capitalization companies meeting the Adviser’s value criteria. For purposes of this policy, companies meeting the Adviser’s value criteria are those companies with securities included in any one of the following indexes: the MSCI ACWI IMI Value, the Russell 3000® Value Index, the MSCI ACWI IMI Value Weighted, and the Morningstar Global All-Cap Value TME. Also, for purposes of this policy, mid-capitalization companies are those companies falling within the market capitalization range of companies in the Russell Midcap® Index. As of June 30, 2026, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $607.5 million to $88.2 billion. Because the Fund’s definition of mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Fund’s portfolio, the Adviser seeks companies with attractive valuation and compelling success factors. The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio.

The Adviser typically projects a company’s financial performance over a full economic cycle within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Adviser seeks to manage overall portfolio volatility relative to the Russell Midcap Value® Index by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of mid-capitalization companies, such as industrials and consumer services.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust ex-

posure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may invest in securities issued by non-U.S. companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s investments will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may be underperforming the market generally.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•

how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Fund invests.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class Z shares. Through September 30, 2026, the year-to-date unannualized return for Class Z shares was 14.36%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 4.96%, 3rd quarter, 2025; and Worst Quarter was down -1.24%, 1st quarter, 2025.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

		1 Year	Since Inception*
Class Z	Return Before Taxes	10.92%	10.49%

	Return After Taxes on Distributions	9.16%	9.19%

	Return After Taxes on Distributions and Sale of Fund Shares	7.01%	7.75%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		17.88%	20.58%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)		11.05%	11.73%

*	Inception date for Class Z shares: April 30, 2024.

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
James W. MacGregor	Since 2024	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where in each case plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to U.S. federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0103-MIDV-1026